UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21162

Name of Fund: Merrill Lynch Basic Value Principal Protected Fund of Merrill
              Lynch Principal Protected Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch Basic Value Principal Protected Fund of Merrill Lynch Principal Protected Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 06/30/05

Date of reporting period: 07/01/04 - 06/30/05

Item 1 - Report to Stockholders

                            Merrill Lynch
                            Basic Value
                            Principal Protected Fund

Annual Report
June 30, 2005

Merrill Lynch Basic Value Principal Protected Fund

Portfolio Information as of June 30, 2005

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
================================================================================
Exxon Mobil Corp. ..................................................     3.8%
JPMorgan Chase & Co. ...............................................     2.8
Wells Fargo & Co. ..................................................     2.8
GlobalSantaFe Corp. ................................................     2.3
The St. Paul Travelers Cos., Inc. ..................................     2.0
Time Warner, Inc. ..................................................     2.0
Raytheon Co. .......................................................     1.9
Kimberly-Clark Corp. ...............................................     1.8
The Bank of New York Co., Inc. .....................................     1.8
International Business Machines Corp. ..............................     1.7
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries*                                              Net Assets
================================================================================
Media ..............................................................     7.4%
Insurance ..........................................................     6.0
Oil, Gas & Consumable Fuels ........................................     5.9
Commercial Banks ...................................................     5.6
Pharmaceuticals ....................................................     5.6
--------------------------------------------------------------------------------
* For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

--------------------------------------------------------------------------------
                                                                      Percent of
Investment Criteria                                            Total Investments
================================================================================
Low Price-to-Book Value ............................................    30.7%
Above-Average Yield ................................................    29.6
Below-Average Price/Earnings Ratio .................................    19.6
Special Situations .................................................     8.2
Other* .............................................................    11.9
--------------------------------------------------------------------------------
* Includes portfolio holdings in short-term investments, U.S. government obligations and options.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


2     MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND     JUNE 30, 2005

A Letter From the President

Dear Shareholder

The financial markets continued to face a number of crosscurrents over the past several months. On June 30, 2005, the Federal Reserve Board (the Fed) increased the federal funds rate for the ninth consecutive time since June 2004, bringing the target short-term interest rate to 3.25%. During the same week, first quarter 2005 U.S. gross domestic product growth was revised upward to 3.8% -- behind the 4.4% annualized growth rate recorded for all of 2004 but ahead of many economists' expectations. Signs of a slowing economy, coupled with easing inflationary fears, have prompted some observers to believe that the Fed may soon end its monetary tightening campaign.

After ending 2004 in a strong rally, U.S. equity markets have struggled to record meaningful gains in 2005. Continued high oil prices and Fed interest rate hikes have exerted downward pressure on stocks. Offsetting this somewhat have been surprisingly strong corporate earnings and lower long-term bond yields. Outside U.S. borders, results have been mixed. Several European markets have been performing well despite ongoing economic problems. In Asia, many markets have benefited from higher economic growth rates and relatively attractive valuations, although Japanese stocks have struggled as a result of slowing exports and high oil prices.

In the bond markets, the yield curve flattening "conundrum" continued. As short-term yields increased in concert with Fed interest rate hikes, yields on longer-term bonds declined (as their prices, which move opposite yields, increased). Over the past year, the two-year Treasury yield rose 96 basis points (.96%) while the 10-year Treasury yield declined 68 basis points. At period-end, the spread between the two-year and 10-year Treasury yields was just 28 basis points.

Amid these conditions, the major market benchmarks posted six-month and 12-month returns as follows:

Total Returns as of June 30, 2005                                      6-month         12-month
===============================================================================================
U.S. equities (Standard & Poor's 500 Index)                             -0.81%          + 6.32%
-----------------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                            -1.25%          + 9.45%
-----------------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)         -1.17%          +13.65%
-----------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                     +2.51%          + 6.80%
-----------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +2.89%          + 8.24%
-----------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)          +0.77%          +10.10%
-----------------------------------------------------------------------------------------------

Entering the second half of 2005, we expect more of the same type of "muddle through" environment that has befallen financial markets in the first half of the year. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                            Sincerely,


                                            /s/ Robert C. Doll, Jr.

                                            Robert C. Doll, Jr.
                                            President and Trustee


      MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND     JUNE 30, 2005     3

A Discussion With Your Fund's Portfolio Manager

      During the fiscal year, the Fund was successfully able to meet its primary objective of preserving investor principal.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended June 30, 2005, Merrill Lynch Basic Value Principal Protected Fund's Class A, Class B, Class C and Class I Shares had total returns of +.96%, +.19%, +.23% and +1.22%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) For the same period, the Fund's all-equity benchmarks, the Standard & Poor's 500 (S&P 500) Index and the S&P 500 Barra Value Index, returned +6.32% and +11.18%, respectively. The Lipper Balanced Target Maturity Funds category had an average return of +2.50% for the 12-month period. (Funds in this Lipper category invest to provide a guaranteed return of investment at maturity. Some of the assets are invested in zero-coupon U.S. Treasury securities, while the remainder is in equity securities for long-term growth of capital and income.)

Because the Fund incorporates a fixed income component, its returns will differ from those of its all-equity benchmarks. Although the Fund was heavily weighted in stocks during the period, the procyclical bias of our equity portfolio proved to be a detriment as the market reacted to signs of slowing economic growth.

As the fiscal period began, the Federal Reserve Board (the Fed) had just embarked on its "measured" program of interest rate increases. In hindsight, this marked the start of a period of relative uncertainty for equities. In addition to rising interest rates, worries over the U.S. presidential election, concern over geopolitical events and inconsistent economic releases were enough to send the markets into a downturn that lasted into early November. Some relief came after the uneventful conclusion of the presidential contest, when the incumbent party was returned to office and investors prepared for business as usual. Equity markets rallied through the end of 2004, only to fall back again in 2005. Slower gross domestic product growth in the first quarter of the year, coupled with fears of a slowdown in corporate earnings, a rising oil price, heightened inflationary expectations and a Fed that appeared untiring in its monetary tightening campaign, gave investors reason to pause.

Amid these conditions, the cyclical areas of the market began to underperform, and we saw the effects of a slowing economy and investor caution play out on the portfolio. We had expected this to be a transition year for the economy and the market, and prepared the portfolio by drastically reducing the Fund's beta (a measure of risk). However, unlike the more bearish observers, we view this as a fairly natural (i.e., historically normal) transition from a period of robust economic activity characterized by accommodative monetary and fiscal policy to a new period of higher rates and slower -- yet still healthy -- growth. For that reason, we moderated, but still maintained, our focus on those industries sensitive to changes in the economy.

The information technology (IT) sector suffered the most over the past year. IT holdings that disappointed the most were Unisys Corp., International Business Machines Corp., 3Com Corp., Micron Technology, Inc. and Tektronix, Inc. In other cyclical sectors, we had poor performance from Alcoa, Inc., E.I. du Pont de Nemours & Co. and International Paper Co. in materials; Deere & Co. and Honeywell International, Inc. in industrials; and Philips Electronics, Viacom, Inc., Time Warner, Inc. and The Gap, Inc. in consumer discretionary. Each of these sectors had contributed meaningfully to Fund performance in the prior fiscal year.

While the Fund's holdings in health care generally performed well, our overweight position in Merck & Co., Inc., albeit small, hampered relative results by 49 basis points as the company encountered trouble with Vioxx, its blockbuster arthritis-pain medication. We immediately liquidated our position in Merck following the drug's recall. In consumer staples, our positions in Albertson's, Inc. and Coca-Cola Enterprises, Inc. also hurt performance, as both companies suffered earnings disappointments in the second half of 2004.

The energy sector proved to be the standout. As the oil price surpassed $60 per barrel during the period, it was no surprise that the chief contributors to performance were our holdings in oil drillers Diamond Offshore Drilling and Transocean Inc., and oil and gas exploration company Unocal Corporation.

What changes were made to the portfolio during the period?

A mathematical formula is used to determine the allocation between the Fund's equity and fixed income components.


4     MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND     JUNE 30, 2005

During the period, the Fund's equity component ranged from a low of 76.3% of net assets on January 25, 2005, to a high of 88.3% on June 23, 2005. The fixed income allocation ranged from 11.5% of net assets to 22.6%. Consistent with its stated investment strategy, the Fund's fixed income component was invested in fixed income instruments, including U.S. Treasury zero-coupon bonds, set to mature close to the expiration of the Fund (November 13, 2009).

In the equity portfolio, we began to prepare for what we expected to be a transition year for the market and the U.S. economy. This involved moving upward in market capitalization size, decreasing the Fund's beta and increasing portfolio diversification.

From a sector perspective, we reduced our exposure to IT, industrials and materials while increasing positions in more defensive areas of the market, such as consumer staples, health care and utilities. Notable sales included The Boeing Company, Caterpillar, Inc. and CSX Corporation in industrials, and Nokia, National Semiconductor Corporation and Tektronix in IT. We also trimmed our position in International Paper Co. in materials. Additions to the portfolio included AstraZeneca Group Plc and GlaxoSmithKline Plc in health care, The Southern Co. in utilities and Sara Lee Corp. in consumer staples.

We began to take profits in energy, given the strong outperformance of this sector and valuations that are beginning to look less compelling from the perspective of a contrarian investor. Stocks that were eliminated from the portfolio included Kerr-McGee Corporation, Unocal and Chevron Corp. We also reduced our exposure to Diamond Offshore. Despite trimming our overweighting in energy, we remain positive on the sector over the longer term.

We maintained our weighting in financials, but have been considering ways to increase our exposure now that we believe the Fed is nearing the end of its tightening cycle. Finally, in keeping with our still positive view on the economy, we continued to find value in a number of cyclical stocks. To that end, we added Seagate Technology, Electronic Data Systems Corp. and Micron Technology, Inc. in IT, and manufacturing conglomerate Tyco International Ltd.

How would you characterize the Fund's position at the close of the period?

In seeking to meet its objective of principal protection and potential for capital growth, the allocation between the Fund's fixed income and equity components will continue to vary as market conditions change. As of June 30, 2005, the Fund was invested 88.3% in equities and 11.9% in fixed income securities. This compared to 77.2% equities and 22.2% fixed income on December 31, 2004, and 82.7% equities and 17.9% fixed income at June 30, 2004. (Allocations may not total 100% due to cash balances.)

At the close of the period, the equity portfolio was overweight versus the S&P 500 Barra Value Index in consumer staples, consumer discretionary, information technology, energy, industrials and materials. We had underweights in financials, health care, telecommunication services, consumer discretionary and utilities.

As mentioned in our last report to shareholders, we expected that 2005 would be a tougher year for equities, as valuations were starting from a much higher level than a year ago. Having said that, we believe we are right in the middle of a market and economic transition, and would characterize the current environment as "the pause that refreshes." We view 2005 as much like 1994, the last time the Fed embarked on an interest rate-hiking campaign. The three years prior (1991 - 1993) were cyclical growth years and the four years that followed (1995 - 1998) represented a Goldilocks period (not too hot, not too cold). We are using historical precedent as our guide, and have positioned the portfolio for a soft economic landing. We believe that, once the Fed completes its monetary tightening, markets will move higher. One caveat to this view is the red-hot housing market, which was not a variable in 1994.

Although corporate earnings have likely hit their peak, we believe Corporate America is much healthier than it was in 1994. After years of cost-cutting and historically low interest rates, companies have cash on their balance sheets to invest for growth, increase dividends, buy back stock or make acquisitions. We believe we are just seeing the beginning of this type of shareholder-friendly activity. We will continue to search for companies that offer these types of options given their excess cash flow. At the same time, particularly in this environment of investor uncertainty, we will continue to emphasize proper diversification and risk management in the portfolio as we continue our search for undervalued companies that we believe have the potential to offer significant value over a three-year time horizon.

Kevin M. Rendino
Equity Portfolio Manager

July 12, 2005

If you would like a copy, free of charge, of the most recent annual or quarterly report of Main Place Funding, LLC, the Warranty Provider, or its parent corporation, Bank of America Corporation, please contact the Fund at 1-800-MER-FUND.


      MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND     JUNE 30, 2005     5

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                               6-Month         12-Month     Since Inception
As of June 30, 2005                                         Total Return     Total Return    Total Return
===========================================================================================================
ML Basic Value Principal Protected Fund Class A Shares*        - 2.33%          + 0.96%         +17.57%
-----------------------------------------------------------------------------------------------------------
ML Basic Value Principal Protected Fund Class B Shares*        - 2.71           + 0.19          +15.21
-----------------------------------------------------------------------------------------------------------
ML Basic Value Principal Protected Fund Class C Shares*        - 2.71           + 0.23          +15.21
-----------------------------------------------------------------------------------------------------------
ML Basic Value Principal Protected Fund Class I Shares*        - 2.24           + 1.22          +18.29
-----------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index**                         + 2.51           + 6.80          +12.88
-----------------------------------------------------------------------------------------------------------
S&P 500(R) Index***                                            - 0.81           + 6.32          +41.44
-----------------------------------------------------------------------------------------------------------
S&P 500 Barra Value Index****                                  + 0.09           +11.18          +56.14
-----------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 11/13/02.
** This unmanaged market-weighted Index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity. Since inception total return is from 11/13/02.
*** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. Since inception total return is from 11/13/02.
**** This unmanaged Index is a capitalization-weighted index of those stocks in the S&P 500 Index that have lower price-to-book ratios. Since inception total return is from 11/13/02.

      S&P 500 is a registered trademark of the McGraw-Hill Companies.


6     MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND     JUNE 30, 2005

Total Return Based on a $10,000 Investment--Class A and Class B Shares

A line graph depicting the growth of an investment in the Fund's Class A and Class B Shares compared to growth of an investment in the S&P 500 Index and the S&P/Barra Value Index. Values are from November 13, 2002 through June 2005:

                                  11/13/02**     6/03        6/04        6/05

ML Basic Value Principal
Protected Fund+--
Class A Shares*                   $9,475         $9,990      $11,033     $11,140

ML Basic Value Principal
Protected Fund+--
Class B Shares*                   $10,000        $10,493     $11,499     $11,221


                                  11/30/02**     6/03        6/04        6/05

S&P 500 Index++                   $10,000        $11,169     $13,303     $14,144

S&P/Barra Value Index+++          $10,000        $11,487     $14,044     $15,614

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ The Fund invests primarily in common stocks and in U.S. Treasury bonds, including zero coupon bonds.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.
+++ This unmanaged Index is a capitalization Index of those stocks in the S&P 500 Index that have lower price-to-book ratios. The starting date for the Index in the Class A and Class B Shares' graph is from 11/30/02.

      Past performance is not predictive of future results.

Average Annual Total Return

                                                 Return Without     Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 6/30/05                               +0.96%           -4.34%
--------------------------------------------------------------------------------
Inception (11/13/02)
through 6/30/05                                      +6.35            +4.19
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                        Return          Return
                                                     Without CDSC    With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 6/30/05                                  +0.19%          -3.57%
--------------------------------------------------------------------------------
Inception (11/13/02)
through 6/30/05                                         +5.54           +4.48
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.


      MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND     JUNE 30, 2005     7

Performance Data (concluded)

Total Return Based on a $10,000 Investment--Class C and I Shares

A line graph depicting the growth of an investment in the Fund's Class C and Class I Shares compared to growth of an investment in the S&P 500 Index and the S&P/Barra Value Index. Values are from November 13, 2002 through June 2005:

                                  11/13/02**     6/03        6/04        6/05

ML Basic Value Principal
Protected Fund+--
Class C Shares*                   $10,000        $10,493     $11,494     $11,521

ML Basic Value Principal
Protected Fund+--
Class I Shares*                   $9,475         $10,009     $11,073     $11,208

                                  11/30/02**     6/03        6/04        6/05

S&P 500 Index++                   $10,000        $11,169     $13,303     $14,144

S&P/Barra Value Index+++          $10,000        $11,487     $14,044     $15,614

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ The Fund invests primarily in common stocks and in U.S. Treasury bonds, including zero coupon bonds.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.
+++ This unmanaged Index is a capitalization Index of those stocks in the S&P 500 Index that have lower price-to-book ratios. The starting date for the Index in the Class C & Class I Shares' graph is from 11/30/02.

      Past performance is not predictive of future results.

Average Annual Total Return

                                                        Return          Return
                                                     Without CDSC    With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 6/30/05                                  +0.23%          -0.71%
--------------------------------------------------------------------------------
Inception (11/13/02)
through 6/30/05                                         +5.54           +5.54
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

                                                 Return Without     Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 6/30/05                               +1.22%           -4.10%
--------------------------------------------------------------------------------
Inception (11/13/02)
through 6/30/05                                      +6.60            +4.44
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.


8     MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND     JUNE 30, 2005

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2005 and held through June 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  Expenses Paid
                                                        Beginning               Ending          During the Period*
                                                      Account Value          Account Value      January 1, 2005 to
                                                     January 1, 2005         June 30, 2005        June 30, 2005
==================================================================================================================
Actual
==================================================================================================================
Class A                                                  $1,000                $  976.70              $ 9.46
------------------------------------------------------------------------------------------------------------------
Class B                                                  $1,000                $  972.90              $13.21
------------------------------------------------------------------------------------------------------------------
Class C                                                  $1,000                $  972.90              $13.21
------------------------------------------------------------------------------------------------------------------
Class I                                                  $1,000                $  977.60              $ 8.24
==================================================================================================================
Hypothetical (5% annual return before expenses)**
==================================================================================================================
Class A                                                  $1,000                $1,015.22              $ 9.64
------------------------------------------------------------------------------------------------------------------
Class B                                                  $1,000                $1,011.41              $13.47
------------------------------------------------------------------------------------------------------------------
Class C                                                  $1,000                $1,011.41              $13.47
------------------------------------------------------------------------------------------------------------------
Class I                                                  $1,000                $1,016.46              $ 8.40
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.93% for Class A, 2.70% for Class B, 2.70% for Class C and 1.68% for Class I), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


      MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND     JUNE 30, 2005     9

Schedule of Investments

                                                                                                                          Percent of
                      Industry+                         Shares Held   Common Stocks                          Value        Net Assets
====================================================================================================================================
Above-Average Yield   Metals & Mining                        83,800   Alcoa, Inc.                         $  2,189,694       1.0%
                      Pharmaceuticals                        45,900   AstraZeneca Group Plc (c)              1,893,834       0.9
                      Diversified Telecommunication          68,200   BCE, Inc.                              1,614,976       0.8
                      Services
                      Capital Markets                       133,700   The Bank of New York Co., Inc.         3,847,886       1.8
                      Diversified Telecommunication          73,000   BellSouth Corp.                        1,939,610       0.9
                      Services
                      Pharmaceuticals                        32,900   Bristol-Myers Squibb Co.                 821,842       0.4
                      Multi-Utilities                        16,800   Dominion Resources, Inc.               1,232,952       0.6
                      Chemicals                              81,500   E.I. du Pont de Nemours & Co.          3,505,315       1.6
                      Oil, Gas & Consumable Fuels           142,100   Exxon Mobil Corp.                      8,166,487       3.8
                      Industrial Conglomerates               95,100   General Electric Co.                   3,295,215       1.5
                      Food Products                          43,800   General Mills, Inc.                    2,049,402       1.0
                      Pharmaceuticals                        59,400   GlaxoSmithKline Plc (c)                2,881,494       1.3
                      Aerospace & Defense                    78,500   Honeywell International, Inc.          2,875,455       1.3
                      Diversified Financial Services        170,632   JPMorgan Chase & Co.                   6,026,722       2.8
                      Food & Staples Retailing               54,700   The Kroger Co. (d)                     1,040,941       0.5
                      Capital Markets                        64,000   Mellon Financial Corp.                 1,836,160       0.9
                      Pharmaceuticals                        75,400   Pfizer, Inc.                           2,079,532       1.0
                      Multi-Utilities                        34,600   Public Service Enterprise Group,
                                                                      Inc.                                   2,104,372       1.0
                      Oil, Gas & Consumable Fuels            43,900   Royal Dutch Petroleum Co. (c)          2,849,110       1.3
                      Diversified Telecommunication         130,000   SBC Communications, Inc.               3,087,500       1.4
                      Services
                      Food Products                          90,000   Sara Lee Corp.                         1,782,900       0.8
                      Electric Utilities                     46,600   The Southern Co.                       1,615,622       0.8
                      Diversified Telecommunication          76,300   Verizon Communications, Inc.           2,636,165       1.2
                      Services
                      Commercial Banks                       47,900   Wachovia Corp.                         2,375,840       1.1
                                                                                                          --------------------------
                                                                                                            63,749,026      29.7
====================================================================================================================================
Below-Average         Insurance                              25,100   The Allstate Corp.                     1,499,725       0.7
Price/Earnings Ratio  Insurance                              54,100   American International Group,
                                                                      Inc.                                   3,143,210       1.4
                      Commercial Banks                       80,800   Bank of America Corp.                  3,685,288       1.7
                      Health Care Equipment & Supplies       67,800   Baxter International, Inc.             2,515,380       1.2
                      Diversified Financial Services         73,100   Citigroup, Inc.                        3,379,413       1.6
                      Beverages                             104,100   Coca-Cola Enterprises, Inc.            2,291,241       1.0
                      Thrifts & Mortgage Finance             32,300   Fannie Mae                             1,886,320       0.9
                      Insurance                              75,700   Genworth Financial, Inc. Class A       2,288,411       1.1
                      Computers & Peripherals               144,500   Hewlett-Packard Co.                    3,397,195       1.6
                      Household Durables                     97,200   Koninklijke Philips Electronics
                                                                      NV                                     2,448,468       1.1
                      Food Products                          73,300   Kraft Foods, Inc.                      2,331,673       1.1
                      Hotels, Restaurants & Leisure          73,900   McDonald's Corp.                       2,050,725       1.0
                      Capital Markets                        63,000   Morgan Stanley                         3,305,610       1.5
                      Pharmaceuticals                       131,200   Schering-Plough Corp.                  2,500,672       1.2
                      Food Products                          36,700   Unilever NV (c)                        2,379,261       1.1
                      IT Services                           466,400   Unisys Corp. (d)                       2,952,312       1.4
                                                                                                          --------------------------
                                                                                                            42,054,904      19.6
====================================================================================================================================


10    MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND     JUNE 30, 2005

                                                                                                                         Percent of
                      Industry+                         Shares Held   Common Stocks                          Value       Net Assets
====================================================================================================================================
Low Price-to-Book     Communications Equipment              193,900   3Com Corp. (d)                      $    705,796       0.3%
Value                 Electronic Equipment &                 79,900   Agilent Technologies, Inc. (d)         1,839,298       0.8
                      Instruments
                      Oil, Gas & Consumable Fuels            22,300   Anadarko Petroleum Corp.               1,831,945       0.8
                      Media                                  83,100   Comcast Corp. Special Class A
                                                                      (d)                                    2,488,845       1.1
                      Machinery                              39,600   Deere & Co.                            2,593,404       1.2
                      Energy Equipment & Services            44,800   Diamond Offshore Drilling              2,393,664       1.1
                      IT Services                            39,600   Electronic Data Systems Corp.            762,300       0.4
                      Energy Equipment & Services           119,800   GlobalSantaFe Corp.                    4,887,840       2.3
                      Energy Equipment & Services            43,500   Halliburton Co.                        2,080,170       1.0
                      Insurance                              22,600   Hartford Financial Services
                                                                      Group, Inc.                            1,690,028       0.8
                      Paper & Forest Products               105,400   International Paper Co.                3,184,134       1.5
                      Household Products                     62,300   Kimberly-Clark Corp.                   3,899,357       1.8
                      Semiconductors & Semiconductor        422,700   LSI Logic Corp. (d)                    3,588,723       1.7
                      Equipment
                      Media                                 291,700   Liberty Media Corp. Class A (d)        2,972,423       1.4
                      Semiconductors & Semiconductor         55,200   Micron Technology, Inc. (d)              563,592       0.3
                      Equipment
                      Communications Equipment              163,200   Motorola, Inc.                         2,980,032       1.4
                      Aerospace & Defense                   106,200   Raytheon Co.                           4,154,544       1.9
                      Insurance                             109,934   The St. Paul Travelers Cos.,
                                                                      Inc.                                   4,345,691       2.0
                      Computers & Peripherals               439,400   Sun Microsystems, Inc. (d)             1,638,962       0.8
                      Media                                 258,800   Time Warner, Inc. (d)                  4,324,548       2.0
                      Industrial Conglomerates              123,400   Tyco International Ltd.                3,603,280       1.7
                      Media                                  34,100   Viacom, Inc. Class B                   1,091,882       0.5
                      Media                                 102,100   Walt Disney Co.                        2,570,878       1.2
                      Commercial Banks                       96,600   Wells Fargo & Co.                      5,948,628       2.8
                                                                                                          --------------------------
                                                                                                            66,139,964      30.8
====================================================================================================================================
Special Situations    Pharmaceuticals                        35,400   Abbott Laboratories                    1,734,954       0.8
                      Semiconductors & Semiconductor         98,000   Applied Materials, Inc.                1,585,640       0.7
                      Equipment
                      Energy Equipment & Services            38,600   BJ Services Co.                        2,025,728       1.0
                      Semiconductors & Semiconductor         70,700   Fairchild Semiconductor
                      Equipment                                       International, Inc. (d)                1,042,825       0.5
                      Specialty Retail                       97,500   The Gap, Inc.                          1,925,625       0.9
                      Computers & Peripherals                49,700   International Business Machines
                                                                      Corp.                                  3,687,740       1.7
                      Media                                 183,400   Interpublic Group of Cos., Inc.
                                                                      (d)                                    2,233,812       1.1
                      Semiconductors & Semiconductor         61,900   Novellus Systems, Inc. (d)             1,529,549       0.7
                      Equipment
                      Computers & Peripherals               102,400   Seagate Technology                     1,797,120       0.8
                                                                                                          --------------------------
                                                                                                            17,562,993       8.2
                      --------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks
                                                                      (Cost -- $163,165,775)               189,506,887      88.3
====================================================================================================================================


      MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND     JUNE 30, 2005    11

Schedule of Investments (concluded)

                                                                                                                          Percent of
                                                        Face Amount   U.S. Government Obligations             Value       Net Assets
                      ==============================================================================================================
                                                                      U.S. Treasury STRIPS (b)(e):
                                                        $19,234,000      3.916% due 8/15/2009             $ 16,542,875       7.7%
                                                         10,589,000      3.916% due 11/15/2009               9,028,446       4.2
                      --------------------------------------------------------------------------------------------------------------
                                                                      Total U.S. Government Obligations
                                                                      (Cost--$25,550,316)                   25,571,321      11.9
                      ==============================================================================================================

                                                         Beneficial
                                                           Interest   Short-Term Securities
                      ==============================================================================================================
                                                        $    93,143   Merrill Lynch Liquidity Series,
                                                                      LLC Cash Sweep Series I (a)               93,143       0.1
                      --------------------------------------------------------------------------------------------------------------
                                                                      Total Short-Term Securities
                                                                      (Cost--$93,143)                           93,143       0.1
                      ==============================================================================================================
                                                          Number of
                                                          Contracts   Options Written
                      ==============================================================================================================
                                                                150   Hewlett-Packard Co., expiring
                                                                      August 2005 at USD 22.5,
                                                                      Broker Citigroup Global Markets Inc.     (23,250)      0.0
                                                                      Morgan Stanley:
                                                                 46      Expiring July 2005 at USD 55,
                                                                         Broker Banc Alex Brown Inc.            (1,380)      0.0
                                                                 15      Expiring July 2005 at USD 55,
                                                                         Broker Morgan Stanley & Co., Inc.        (450)      0.0
                                                                171      Expiring July 2005 at USD 55,
                                                                         Broker UBS Securities LLC              (5,130)      0.0
                      --------------------------------------------------------------------------------------------------------------
                                                                      Total Options Written
                                                                      (Premiums Received--$40,360)             (30,210)      0.0
                      ==============================================================================================================
                      Total Investments, Net of Options Written (Cost--$188,768,874*)                      215,141,141     100.3

                      Liabilities in Excess of Other Assets                                                   (653,841)     (0.3)
                                                                                                          --------------------------
                      Net Assets                                                                          $214,487,300     100.0%
                                                                                                          ==========================

* The cost and unrealized appreciation (depreciation) of investments, net of options written, as of June 30, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...........................................   $192,429,707
                                                                   ============
      Gross unrealized appreciation ............................   $ 28,613,818
      Gross unrealized depreciation ............................     (5,902,384)
                                                                   ------------
      Net unrealized appreciation ..............................   $ 22,711,434
                                                                   ============

+ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry and investment criteria classifications are unaudited.
(a) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company Act of 1940) were as follows:

      --------------------------------------------------------------------------
                                                                       Interest/
                                                           Net         Dividend
      Affiliate                                         Activity        Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                               $93,143        $52,074
      Merrill Lynch Premier
       Institutional Fund                                     --        $ 1,167
      --------------------------------------------------------------------------

(b)   Separately Traded Registered Interest and Principal of Securities.
(c)   Depositary Receipts.
(d)   Non-income producing security.
(e) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

      See Notes to Financial Statements.


12    MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND     JUNE 30, 2005

Statement of Assets and Liabilities

As of June 30, 2005
=======================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (identified
                        cost--$188,716,091) ........................................                      $ 215,078,208
                       Investments in affiliated securities, at value (identified
                        cost--$93,143) .............................................                             93,143
                       Foreign cash (cost--$25,375) ................................                             26,444
                       Receivables:
                          Dividends ................................................    $     252,755
                          Interest from affiliates .................................           10,785           263,540
                                                                                        -------------
                       Prepaid expenses ............................................                              1,053
                                                                                                          -------------
                       Total assets ................................................                        215,462,388
                                                                                                          -------------
=======================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------
                       Options written, at value (premiums received--$40,360) ......                             30,210
                       Payables:
                          Beneficial interest redeemed .............................          434,204
                          Distributor ..............................................          165,551
                          Financial warranty fee ...................................          146,034
                          Investment adviser .......................................          105,272
                          Other affiliates .........................................           41,799           892,860
                                                                                        -------------
                       Accrued expenses and other liabilities ......................                             52,018
                                                                                                          -------------
                       Total liabilities ...........................................                            975,088
                                                                                                          -------------
=======================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------
                       Net assets ..................................................                      $ 214,487,300
                                                                                                          =============
=======================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------
                       Paid-in capital, unlimited shares of no par value authorized                       $ 185,107,721
                       Undistributed realized capital gains--net ...................    $   3,006,243
                       Unrealized appreciation--net ................................       26,373,336
                                                                                        -------------
                       Total accumulated earnings--net .............................                         29,379,579
                                                                                                          -------------
                       Net Assets ..................................................                      $ 214,487,300
                                                                                                          =============
=======================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $8,735,256 and 803,137
                        beneficial interest outstanding ............................                      $       10.88
                                                                                                          =============
                       Class B--Based on net assets of $117,139,796 and 10,878,429
                        beneficial interest outstanding ............................                      $       10.77
                                                                                                          =============
                       Class C--Based on net assets of $78,109,741 and 7,247,792
                        beneficial interest outstanding ............................                      $       10.78
                                                                                                          =============
                       Class I--Based on net assets of $10,502,507 and 963,425
                        beneficial interest outstanding ............................                      $       10.90
                                                                                                          =============

      See Notes to Financial Statements.


      MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND     JUNE 30, 2005    13

Statement of Operations

For the Year Ended June 30, 2005
=======================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------
                       Dividends (net of $46,910 foreign withholding tax) ..........                      $   3,850,409
                       Interest (including $52,074 from affiliates) ................                          2,251,771
                       Securities lending--net .....................................                              1,167
                                                                                                          -------------
                       Total income ................................................                          6,103,347
                                                                                                          -------------
=======================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------
                       Financial warranty fees .....................................    $   1,982,060
                       Investment advisory fees ....................................        1,588,363
                       Account maintenance and distribution fees--Class B ..........        1,306,214
                       Account maintenance and distribution fees--Class C ..........          897,432
                       Transfer agent fees--Class B ................................          140,621
                       Accounting services .........................................          120,966
                       Transfer agent fees--Class C ................................           99,220
                       Professional fees ...........................................           66,979
                       Printing and shareholder reports ............................           50,380
                       Custodian fees ..............................................           37,990
                       Account maintenance fees--Class A ...........................           27,304
                       Trustees' fees and expenses .................................           22,453
                       Transfer agent fees--Class I ................................           12,079
                       Transfer agent fees--Class A ................................           10,090
                       Pricing fees ................................................            1,177
                       Other .......................................................           10,943
                                                                                        -------------
                       Total expenses ..............................................                          6,374,271
                                                                                                          -------------
                       Investment loss--net ........................................                           (270,924)
                                                                                                          -------------
=======================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------
                       Realized gain on:
                          Investments--net .........................................       13,150,061
                          Options written--net .....................................           79,342
                          Foreign currency transactions--net .......................              654        13,230,057
                                                                                        -------------------------------
                       Change in unrealized appreciation/depreciation on:
                          Investments--net .........................................      (12,503,839)
                          Option written--net ......................................          (18,968)
                          Foreign currency transactions--net .......................            2,276       (12,520,531)
                                                                                        -------------------------------
                       Total realized and unrealized gain--net .....................                            709,526
                                                                                                          -------------
                       Net Increase in Net Assets Resulting from Operations ........                      $     438,602
                                                                                                          =============

      See Notes to Financial Statements.


14    MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND     JUNE 30, 2005

Statements of Changes in Net Assets

                                                                                               For the Year Ended
                                                                                                    June 30,
                                                                                        -------------------------------
Increase (Decrease) in Net Assets:                                                           2005              2004
=======================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------
                       Investment loss--net ........................................    $    (270,924)    $    (573,598)
                       Realized gain--net ..........................................       13,230,057        13,046,696
                       Change in unrealized appreciation/depreciation--net .........      (12,520,531)       16,359,563
                                                                                        -------------------------------
                       Net increase in net assets resulting from operations ........          438,602        28,832,661
                                                                                        -------------------------------
=======================================================================================================================
Dividends & Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Class A ..................................................               --          (161,901)
                          Class B ..................................................               --          (461,281)
                          Class C ..................................................               --          (312,300)
                          Class I ..................................................               --          (220,528)
                       Realized gain--net:
                          Class A ..................................................         (731,649)               --
                          Class B ..................................................       (8,325,142)               --
                          Class C ..................................................       (5,653,890)               --
                          Class I ..................................................         (903,280)               --
                                                                                        -------------------------------
                       Net decrease in net assets resulting from dividends and
                        distributions to shareholders ..............................      (15,613,961)       (1,156,010)
                                                                                        -------------------------------
=======================================================================================================================
Beneficial Interest Transactions
-----------------------------------------------------------------------------------------------------------------------
                       Net decrease in net assets derived from beneficial interest
                        transactions ...............................................      (48,562,747)      (81,866,798)
                                                                                        -------------------------------
=======================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------
                       Total decrease in net assets ................................      (63,738,106)      (54,190,147)
                       Beginning of year ...........................................      278,225,406       332,415,553
                                                                                        -------------------------------
                       End of year .................................................    $ 214,487,300     $ 278,225,406
                                                                                        ===============================

      See Notes to Financial Statements.


      MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND     JUNE 30, 2005    15

Financial Highlights

                                                                                        Class A
                                                                  ---------------------------------------------------
                                                                                                           For the
                                                                        For the Year Ended                  Period
                                                                             June 30,                    November 13,
The following per share data and ratios have been derived         -------------------------------          2002+ to
from information provided in the financial statements.               2005                2004           June 30, 2003
=====================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of period ...       $     11.52         $     10.53         $     10.00
                                                                  ---------------------------------------------------
                   Investment income--net .................               .06*                .06*                .05
                   Realized and unrealized gain--net ......               .06                1.03                 .49
                                                                  ---------------------------------------------------
                   Total from investment operations .......               .12                1.09                 .54
                                                                  ---------------------------------------------------
                   Less dividends and distributions from:
                    Investment income--net ................                --                (.10)               (.01)
                    Realized gain--net ....................              (.76)                 --                  --
                                                                  ---------------------------------------------------
                   Total dividends and distributions ......              (.76)               (.10)               (.01)
                                                                  ---------------------------------------------------
                   Net asset value, end of period .........       $     10.88         $     11.52         $     10.53
                                                                  ===================================================
=====================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share .....               .96%              10.44%               5.43%@@
                                                                  ===================================================
=====================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------
                   Expenses ...............................              1.93%               2.00%               2.05%@
                                                                  ===================================================
                   Investment income--net .................               .57%                .51%                .83%@
                                                                  ===================================================
=====================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------
                   Net assets, end of period (in thousands)       $     8,735         $    13,022         $    22,090
                                                                  ===================================================
                   Portfolio turnover .....................             64.69%              87.57%             107.66%
                                                                  ===================================================

*     Based on average shares outstanding.
**    Total investment returns exclude the effect of sales charges.
+     Commencement of operations.
@     Annualized.
@@    Aggregate total investment return.

      See Notes to Financial Statements.


16    MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND     JUNE 30, 2005

                                                                                        Class B
                                                                  ---------------------------------------------------
                                                                                                           For the
                                                                        For the Year Ended                  Period
                                                                             June 30,                    November 13,
The following per share data and ratios have been derived         -------------------------------          2002+ to
from information provided in the financial statements.               2005                2004           June 30, 2003
=====================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of period ...       $     11.45         $     10.48         $     10.00
                                                                  ---------------------------------------------------
                   Investment income (loss)--net ..........              (.02)*              (.03)*                --++
                   Realized and unrealized gain--net ......               .05                1.03                 .49
                                                                  ---------------------------------------------------
                   Total from investment operations .......               .03                1.00                 .49
                                                                  ---------------------------------------------------
                   Less dividends and distributions from:
                    Investment income--net ................                --                (.03)               (.01)
                    Realized gain--net ....................              (.71)                 --                  --
                                                                  ---------------------------------------------------
                   Total dividends and distributions ......              (.71)               (.03)               (.01)
                                                                  ---------------------------------------------------
                   Net asset value, end of period .........       $     10.77         $     11.45         $     10.48
                                                                  ===================================================
=====================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share .....               .19%               9.58%               4.93%@@
                                                                  ===================================================
=====================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------
                   Expenses ...............................              2.70%               2.76%               2.82%@
                                                                  ===================================================
                   Investment income (loss)--net ..........              (.20%)              (.30%)               .07%@
                                                                  ===================================================
=====================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------
                   Net assets, end of period (in thousands)       $   117,140         $   144,787         $   159,057
                                                                  ===================================================
                   Portfolio turnover .....................             64.69%              87.57%             107.66%
                                                                  ===================================================

*     Based on average shares outstanding.
**    Total investment returns exclude the effect of sales charges.
+     Commencement of operations.
++    Amount is less than $.01 per share.
@     Annualized.
@@    Aggregate total investment return.

      See Notes to Financial Statements.


      MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND     JUNE 30, 2005    17

                                                                                        Class C
                                                                  ---------------------------------------------------
                                                                                                           For the
                                                                        For the Year Ended                  Period
                                                                             June 30,                    November 13,
The following per share data and ratios have been derived         -------------------------------          2002+ to
from information provided in the financial statements.               2005                2004           June 30, 2003
=====================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of period ...       $     11.45         $     10.48         $     10.00
                                                                  ---------------------------------------------------
                   Investment income (loss)--net ..........              (.02)*              (.03)*                --++
                   Realized and unrealized gain--net ......               .06                1.03                 .49
                                                                  ---------------------------------------------------
                   Total from investment operations .......               .04                1.00                 .49
                                                                  ---------------------------------------------------
                   Less dividends and distributions from:
                    Investments--net ......................                --                (.03)               (.01)
                    Realized gain--net ....................              (.71)                 --                  --
                                                                  ---------------------------------------------------
                   Total dividends and distributions ......              (.71)               (.03)               (.01)
                                                                  ---------------------------------------------------
                   Net asset value, end of period .........       $     10.78         $     11.45         $     10.48
                                                                  ===================================================
=====================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share .....               .23%               9.54%               4.93%@@
                                                                  ===================================================
=====================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------
                   Expenses ...............................              2.70%               2.76%               2.82%@
                                                                  ===================================================
                   Investment income (loss)--net ..........              (.20%)              (.29%)               .06%@
                                                                  ===================================================
=====================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------
                   Net assets, end of period (in thousands)       $    78,110         $   104,840         $   129,392
                                                                  ===================================================
                   Portfolio turnover .....................             64.69%              87.57%             107.66%
                                                                  ===================================================

*     Based on average shares outstanding.
**    Total investment returns exclude the effect of sales charges.
+     Commencement of operations.
++    Amount is less than $.01 per share.
@     Annualized.
@@    Aggregate total investment return.

      See Notes to Financial Statements.


18    MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND     JUNE 30, 2005

Financial Highlights (concluded)

                                                                                        Class I
                                                                  ---------------------------------------------------
                                                                                                           For the
                                                                        For the Year Ended                  Period
                                                                             June 30,                    November 13,
The following per share data and ratios have been derived         -------------------------------          2002+ to
from information provided in the financial statements.               2005                2004           June 30, 2003
=====================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of period ...       $     11.53         $     10.55         $     10.00
                                                                  ---------------------------------------------------
                   Investment income--net .................               .09*                .08*                .08
                   Realized and unrealized gain--net ......               .06                1.03                 .48
                                                                  ---------------------------------------------------
                   Total from investment operations .......               .15                1.11                 .56
                                                                  ---------------------------------------------------
                   Less dividends and distributions from:
                    Investments--net ......................                --                (.13)               (.01)
                    Realized gain--net ....................              (.78)                 --                  --
                                                                  ---------------------------------------------------
                   Total dividends and distributions ......              (.78)               (.13)               (.01)
                                                                  ---------------------------------------------------
                   Net asset value, end of period .........       $     10.90         $     11.53         $     10.55
                                                                  ===================================================
=====================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share .....              1.22%              10.64%               5.63%@@
                                                                  ===================================================
=====================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------
                   Expenses ...............................              1.68%               1.75%               1.80%@
                                                                  ===================================================
                   Investment income--net .................               .82%                .73%               1.08%@
                                                                  ===================================================
=====================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------
                   Net assets, end of period (in thousands)       $    10,503         $    15,576         $    21,877
                                                                  ===================================================
                   Portfolio turnover .....................             64.69%              87.57%             107.66%
                                                                  ===================================================

*     Based on average shares outstanding.
**    Total investment returns exclude the effect of sales charges.
+     Commencement of operations.
@     Annualized.
@@    Aggregate total investment return.

      See Notes to Financial Statements.


      MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND     JUNE 30, 2005    19

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Basic Value Principal Protected Fund (the "Fund") is part of Merrill Lynch Principal Protected Trust (the "Trust"). Under the Investment Company Act of 1940, as amended, the Fund is diversified and the Trust is registered as an open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Shares of the Fund were offered during the initial offering period but will not be offered during the Guarantee Period from November 13, 2002 through November 13, 2009 (the "Guarantee Maturity Date"), except in connection with reinvestment of dividends and distributions. The Fund will be offered on a continuous basis after this date. During the Guarantee Period, the Fund will seek long-term growth of capital to the extent permitted by a strategy that seeks to use investments in common stocks, U.S. Treasury bonds, including zero coupon bonds, and other fixed income instruments, to protect the original principal value of the Fund (less redemptions, cash distributions and dividends and extraordinary expenses) at the Guarantee Maturity Date.

The Trust, on behalf of the Fund, has entered into a Financial Warranty Agreement with Main Place Funding, LLC (the "Warranty Provider"). The Financial Warranty Agreement is intended to make sure that on the Guarantee Maturity Date, each shareholder of the Fund will be entitled to redeem his or her shares for an amount no less than the initial value of that shareholder's account (less expenses and sales charges not covered by the Financial Warranty Agreement), provided that all dividends and distributions received from the Fund have been reinvested and no shares have been redeemed (the "Guaranteed Amount"). The Fund will pay to the Warranty Provider, under the Financial Warranty Agreement, an annual fee equal to .80% of the Fund's average daily net assets during the Guarantee Period. If the value of the Fund's assets on the Guarantee Maturity Date is insufficient to result in the value of each shareholder's account being at least equal to the shareholder's Guaranteed Amount, the Warranty provider will pay the Fund an amount sufficient to make sure that each shareholder's account can be redeemed for an amount equal to his or her Guaranteed Amount.

Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Debt securities are traded primarily in the OTC markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees.


20    MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND     JUNE 30, 2005

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Trust employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.


      MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND     JUNE 30, 2005    21

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(g) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(h) Reclassifications -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $270,270 has been reclassified between undistributed net realized capital gains and accumulated net investment loss and $654 has been reclassified between undistributed net realized capital gains and accumulated net investment loss as a result of permanent differences attributable to net operating losses and foreign currency transactions. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the Fund's average daily net assets. FAM has entered into a contractual arrangement with the Fund under which the expenses incurred by each class of shares of the Fund (excluding distribution and/or account maintenance fees) will not exceed 1.99%. This arrangement has a one-year term and is renewable.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily


22    MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND     JUNE 30, 2005
and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                   Account          Distribution
                                               Maintenance Fee          Fee
--------------------------------------------------------------------------------
Class A ................................            .25%                 --
Class B ................................            .25%                .75%
Class C ................................            .25%                .75%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended June 30, 2005, MLPF&S received contingent deferred sales charges of $509,234 relating to transactions in Class B Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investments Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the year ended June 30, 2005, MLIM, LLC received $542 in security lending fees.

In addition, MLPF&S received $49,458 in commissions on the execution of portfolio security transactions for the Fund for the year ended June 30, 2005.

For the year ended June 30, 2005, the Fund reimbursed FAM $5,376 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, FDS, PSI, FAMD, ML & Co., and/or MLIM, LLC.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2005 were $157,677,621 and $225,121,619, respectively.

Transactions in call options written for the year ended June 30, 2005 were as follows:

--------------------------------------------------------------------------------
                                                       Number of        Premiums
                                                       Contracts        Received
--------------------------------------------------------------------------------
Outstanding call options written,
  beginning of year ..........................             260         $ 43,418
Options written ..............................             652           78,494
Options closed ...............................            (260)         (43,418)
Options expired ..............................            (270)         (38,134)
                                                      -------------------------
Outstanding call options written,
  end of year ................................             382         $ 40,360
                                                      =========================

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions were $48,562,747 and $81,866,798 for the years ended June 30, 2005 and June 30, 2004, respectively.

Transactions in beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended June 30, 2005                                Shares             Amount
--------------------------------------------------------------------------------
Shares issued to shareholders in
   reinvestment of distributions .........            61,905       $    682,813
Shares redeemed ..........................          (389,642)        (4,309,187)
                                                -------------------------------
Net decrease .............................          (327,737)      $ (3,626,374)
                                                ===============================

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended June 30, 2004                                Shares             Amount
--------------------------------------------------------------------------------
Shares issued to shareholders in
   reinvestment of dividends .............            14,175       $    155,083
Shares redeemed ..........................          (980,709)       (10,857,965)
                                                -------------------------------
Net decrease .............................          (966,534)      $(10,702,882)
                                                ===============================

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended June 30, 2005                                Shares             Amount
--------------------------------------------------------------------------------
Shares issued to shareholders in
   reinvestment of distributions .........           710,991       $  7,799,569
Shares redeemed ..........................        (2,482,269)       (27,357,602)
                                                -------------------------------
Net decrease .............................        (1,771,278)      $(19,558,033)
                                                ===============================

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended June 30, 2004                                Shares             Amount
--------------------------------------------------------------------------------
Shares issued to shareholders in
   reinvestment of dividends .............            40,836       $    445,926
Shares redeemed ..........................        (2,566,201)       (28,347,849)
                                                -------------------------------
Net decrease .............................        (2,525,365)      $(27,901,923)
                                                ===============================


      MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND     JUNE 30, 2005    23

Notes to Financial Statements (concluded)

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended June 30, 2005                                Shares             Amount
--------------------------------------------------------------------------------
Shares issued to shareholders in
   reinvestment of distributions .........           495,351       $  5,434,000
Shares redeemed ..........................        (2,403,917)       (26,505,904)
                                                -------------------------------
Net decrease .............................        (1,908,566)      $(21,071,904)
                                                ===============================

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended June 30, 2004                                Shares             Amount
--------------------------------------------------------------------------------
Shares issued to shareholders in
   reinvestment of dividends .............            27,752       $    303,329
Shares redeemed ..........................        (3,211,445)       (35,643,436)
                                                -------------------------------
Net decrease .............................        (3,183,693)      $(35,340,107)
                                                ===============================

--------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended June 30, 2005                                Shares             Amount
--------------------------------------------------------------------------------
Shares issued to shareholders in
   reinvestment of distributions .........            75,616       $    834,805
Shares redeemed ..........................          (463,116)        (5,141,241)
                                                -------------------------------
Net decrease .............................          (387,500)      $ (4,306,436)
                                                ===============================

--------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended June 30, 2004                                Shares             Amount
--------------------------------------------------------------------------------
Shares issued to shareholders in
   reinvestment of dividends .............            18,993       $    207,785
Shares redeemed ..........................          (741,990)        (8,129,671)
                                                -------------------------------
Net decrease .............................          (722,997)      $ (7,921,886)
                                                ===============================

5. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended June 30, 2005 and June 30, 2004 was as follows:

--------------------------------------------------------------------------------
                                                   6/30/2005          6/30/2004
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ........................        $ 5,279,079        $ 1,156,010
  Net long-term capital gains ............         10,334,882                 --
                                                  ------------------------------
Total distributions ......................        $15,613,961        $ 1,156,010
                                                  ==============================

As of June 30, 2005, the components of accumulated earnings on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed ordinary income--net ........................         $   337,872
Undistributed long-term capital gains--net ................           6,329,207
                                                                    -----------
Total undistributed earnings -- net .......................           6,667,079
Capital loss carryforward .................................                  --
Unrealized gains--net .....................................          22,712,500*
                                                                    -----------
Total accumulated earnings--net ...........................         $29,379,579
                                                                    ===========

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.


24    MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND     JUNE 30, 2005

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Merrill Lynch Basic Value Principal
Protected Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Basic Value Principal Protected Fund as of June 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Basic Value Principal Protected Fund as of June 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the respective periods then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
August 15, 2005

Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distribution paid by Merrill Lynch Basic Value Principal Protected Fund of the Merrill Lynch Principal Protected Trust to shareholders of record on December 13, 2004:

--------------------------------------------------------------------------------
Qualified Dividend Income for Individuals ............................    71.82%
Dividends Qualifying for the Dividends Received
Deduction for Corporations ...........................................    65.33%
Federal Obligation Interest ..........................................    24.54%
--------------------------------------------------------------------------------

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Additionally, the Fund paid a long-term capital gain distribution of $.475359 to shareholders of record on December 13, 2004.


      MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND     JUNE 30, 2005    25

Officers and Trustees

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of the MLIM/FAM-advised funds since 2005;   125 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  President of MLIM and FAM since 2001; Co-Head         169 Portfolios
            08543-9011     Trustee               (Americas Region) thereof from 2000 to 2001 and
            Age: 50                              Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. ("Princeton
                                                 Services") since 2001; President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 since 2001; Chief Investment Officer of Oppenheimer
                                                 Funds, Inc. in 1999 and Executive Vice President
                                                 thereof from 1991 to 1999.
                           ---------------------------------------------------------------------------------------------------------
                           * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the
                             Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators. Trustees serve until their resignation, removal or death, or until
                             December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Trustees.

====================================================================================================================================
Independent Trustees*
------------------------------------------------------------------------------------------------------------------------------------
David O.    P.O. Box 9095  Trustee      2002 to  Professor of Finance and Economics at the Columbia    17 Funds        None
Beim**      Princeton, NJ               present  University Graduate School of Business since 1991;    22 Portfolios
            08543-9095                           Chairman of Outward Bound USA from 1997 to
            Age: 65                              2001; Chairman of Wave Hill, Inc. since 1990; Trustee
                                                 of Phillips Exeter Academy from 2002 to present.
------------------------------------------------------------------------------------------------------------------------------------
James T.    P.O. Box 9095  Trustee      2002 to  Chief Financial Officer of JPMorgan & Co., Inc.       17 Funds        None
Flynn       Princeton, NJ               present  from 1990 to 1995 and an employee of JPMorgan         22 Portfolios
            08543-9095                           in various capacities from 1967 to 1995.
            Age: 65
------------------------------------------------------------------------------------------------------------------------------------
W. Carl     P.O. Box 9095  Trustee      2002 to  Mizuho Financial Group, Professor of Finance;         18 Funds        None
Kester      Princeton, NJ               present  Senior Associate Dean and Chairman of the MBA         23 Portfolios
            08543-9095                           Program of Harvard Business School since 1999;
            Age: 53                              Member of the faculty of Harvard Business School
                                                 since 1981; Independent consultant since 1978.
------------------------------------------------------------------------------------------------------------------------------------
Karen P.    P.O. Box 9095  Trustee      2002 to  President of Robards & Company, a financial           17 Funds        None
Robards***  Princeton, NJ               present  advisory firm, since 1987; formerly an investment     22 Portfolios
            08543-9095                           banker with Morgan Stanley for more than ten
            Age: 55                              years; Director of Enable Medical Corp. since 1996;
                                                 Director of AtriCure, Inc. since 2000; Director of
                                                 CineMuse Inc. from 1996 to 2000; Director of
                                                 the Cooke Center for Learning and Development,
                                                 a not-for-profit organization, since 1987.
                           ---------------------------------------------------------------------------------------------------------
                           *   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

                           **  Chairman of the Audit Committee.

                           *** Chair of the Board.


26    MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND     JUNE 30, 2005

Officers and Trustees (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         2002 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and                   since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999; Vice
            Age: 45        Treasurer             President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Robert J.   P.O. Box 9011  Vice         2005 to  Managing Director of MLIM since 2000; First Vice President of MLIM from 1997 to
Martorelli  Princeton, NJ  President    present  2000.
            08543-9011
            Age: 48
------------------------------------------------------------------------------------------------------------------------------------
Kevin M.    P.O. Box 9011  Vice         2003 to  Managing Director of MLIM since 2000; First Vice President of MLIM from 1997 to
Rendino     Princeton, NJ  President    present  2000.
            08543-9011
            Age: 38
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
            08543-9011     Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
            Age: 53                              Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Commission's Division of
                                                 Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and
            08543-9011                           Princeton Services since 2004.
            Age: 45
                           ---------------------------------------------------------------------------------------------------------
                           * Officers of the Fund serve at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------
                           Further information about the Fund's Officers and Trustees is available in the Fund's Statement of
                           Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Electronic Delivery

The Fund offers electronic delivery of communi cations to its shareholders. In order to receive this service, you must register your account and provide us with e-mail informa-tion. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


      MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND     JUNE 30, 2005    27

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

This report is for shareholders of Merrill Lynch Basic Value Principal Protected Fund. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Basic Value Principal Protected Fund
Box 9011
Princeton, NJ
08543-9011

                                                                   #BVPP -- 6/05

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) David O. Beim, (2) W. Carl Kester, (3) James T. Flynn and (4) Karen P. Robards.

         The registrant's board of directors has determined that David O. Beim,
         W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

         Mr. Beim has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. For 25 years, Mr. Beim was an investment banker actively engaged in financial analysis for securities transactions and mergers. These transactions presented a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements. Mr. Beim has also been a professor of finance and economics at the Columbia University Graduate School of Business for the past 12 years.

         Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements.

         Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of two privately held companies and a non-profit organization.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -            Fiscal Year Ending June 30, 2005 - $27,000
                                     Fiscal Year Ending June 30, 2004 - $30,200

         (b) Audit-Related Fees -    Fiscal Year Ending June 30, 2005 - $0
                                     Fiscal Year Ending June 30, 2004 - $0

         (c) Tax Fees -              Fiscal Year Ending June 30, 2005 - $6,300
                                     Fiscal Year Ending June 30, 2004 - $5,800

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -        Fiscal Year Ending June 30, 2005 - $0
                                     Fiscal Year Ending June 30, 2004 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending June 30, 2005 - $8,181,305
             Fiscal Year Ending June 30, 2004 - $16,114,216

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Basic Value Principal Protected Fund of Merrill Lynch Principal Protected Trust


By: /s/ Robert C. Doll, Jr.
    -------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Basic Value Principal Protected Fund of Merrill Lynch Principal Protected Trust

Date: August 19, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Basic Value Principal Protected Fund of Merrill Lynch Principal Protected Trust

Date: August 19, 2005


By: /s/ Donald C. Burke
    -------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch Basic Value Principal Protected Fund of Merrill Lynch Principal Protected Trust

Date: August 19, 2005